SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549



                                  FORM 8-K

                               CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):   April 27, 2001




                        BANYAN STRATEGIC REALTY TRUST
           ------------------------------------------------------
           (Exact name of Registrant as specified in its charter)




  Massachusetts                 0-15465                   36-3375345
(State of or other         (Commission File            (I.R.S. Employer
 jurisdiction of                Number)                 Identification
 incorporation)                                             Number)




150 South Wacker Drive, Suite 2900, Chicago, IL              60606
(Address of principal executive offices)                   (Zip Code)




Registrant's telephone number, including area code    (312)553-9800


This document consists of 3 pages.

Exhibit index is located on page 2.
















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


ITEM 5.     OTHER INFORMATION

      On April 27, 2001, the Trust issued a Press Release a copy of which is attached hereto as Exhibit (99.10) and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements.  Not applicable.

      (b)   Pro Forma Financial Information.  Not applicable.

      (c)   Exhibits

            EXHIBIT NUMBER       DESCRIPTION

            Exhibit (99.10)      Press Release dated April 27, 2001



ITEM 9.  REGULATION FD DISCLOSURE

      Banyan Strategic Realty Trust will host a conference call to discuss the Company's results for the quarter ended March 31, 2001.

      The conference call will take place on Tuesday, May 15, 2001, at 11:00 a.m. Eastern Time (ET).

      To participate in the conference call, please take the following steps:

      1.    On Tuesday, May 15, 2001, dial 1-800-982-3472 or 703-871-3022 at least five minutes before the call begins (11:00 a.m. ET);

      2. Tell the operator that you are calling for Banyan Strategic Realty Trust's first quarter 2001 Earnings Conference Call;

      3. State your full name and company affiliation and you will be connected to the call.

      Additionally, replays of the conference call will be available until 12:00 midnight ET, Tuesday, May 22, 2001. To access the replay, please dial 1-888-266-2086 or 703-925-2435 and request passcode number 5170563.


      NOTE: The information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that section. This is not an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.

















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


                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: April 27, 2001             BANYAN STRATEGIC REALTY TRUST
                                 (Registrant)




                                 By:      JOEL L. TEGLIA
                                          ---------------------
                                          Joel L. Teglia
                                          Executive Vice President,
                                          Chief Financial and
                                          Accounting Officer
















































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